                         SUPPLEMENT TO THE PROSPECTUSES

                              WARBURG PINCUS FUNDS

The following information supersedes certain information in the Funds' Prospectuses.

New Adviser. Effective today, the Funds' investment adviser, Credit Suisse Asset Management, became Credit Suisse Asset Management, LLC (CSAM LLC). In addition, as a result of the closing of the previously announced acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus) by Credit Suisse Group (Credit Suisse), Warburg Pincus was combined with CSAM LLC. Credit Suisse Asset Management had changed its name from BEA Associates effective January 1, 1999. Accordingly, all references in the Prospectuses to BEA Associates are now to CSAM LLC.

CSAM LLC is an indirect wholly-owned U.S. subsidiary of Credit Suisse. CSAM LLC, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years and has assets under management of approximately $58.7 billion. CSAM LLC's principal business address is 153 East 53rd Street, New York, New York 10022.

Change of Name of Distributor. Counsellors Securities Inc., the Funds' distributor, has changed its name to Credit Suisse Asset Management Securities, Inc. to reflect its ownership by Credit Suisse.

Address Change. The following address replaces the current address provided in the Prospectus for overnight or courier service: Boston Financial, Attn: Warburg Pincus Funds, 66 Brooks Drive, Braintree, MA 02184.

Dated: July 6, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 26, 1998
                             As Revised July 6, 1999

                              Common Shares of the

                 WARBURG, PINCUS INTERNATIONAL GROWTH FUND, INC.
                 WARBURG, PINCUS EMERGING MARKETS II FUND, INC.
                   WARBURG, PINCUS U.S. CORE EQUITY FUND, INC.
                WARBURG, PINCUS U.S. CORE FIXED INCOME FUND, INC.
            WARBURG, PINCUS STRATEGIC GLOBAL FIXED INCOME FUND, INC.
              WARBURG, PINCUS GLOBAL TELECOMMUNICATIONS FUND, INC.
                      WARBURG, PINCUS HIGH YIELD FUND, INC.
                    WARBURG, PINCUS MUNICIPAL BOND FUND, INC.
             WARBURG, PINCUS SELECT ECONOMIC VALUE EQUITY FUND, INC.

                 P.O. Box 9030, Boston, Massachusetts 02205-9030

                        For information, call 800-WARBURG

       This combined Statement of Additional Information is meant to be read in conjunction with the Prospectuses for the Common Shares of Warburg Pincus International Growth, Warburg Pincus Emerging Markets II, Warburg Pincus U.S. Core Equity, Warburg Pincus U.S. Core Fixed Income, Warburg Pincus Strategic Global Fixed Income, Warburg Pincus Global Telecommunications, Warburg Pincus High Yield, Warburg Pincus Municipal Bond and Warburg Pincus Select Economic Value Equity Funds (collectively, the "Funds"), dated October 26, 1998, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectuses and information regarding each Fund's current performance may be obtained by calling the Fund at 800-927-2874. Information regarding the status of shareholder accounts may also be obtained by calling the Funds at the same number or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS

                                                                                              Page
                                                                                              ----
GENERAL..........................................................................................1
COMMON INVESTMENT POLICIES -- ALL FUNDS..........................................................1
COMMON INVESTMENT OBJECTIVES AND POLICIES --
   INTERNATIONAL GROWTH, EMERGING MARKETS,
   U.S. EQUITY, U.S. FIXED INCOME, GLOBAL
   TELECOMMUNICATIONS, HIGH YIELD, GLOBAL
   INCOME AND SELECT EQUITY FUNDS................................................................7
SUPPLEMENTAL INVESTMENT OBJECTIVES AND
   POLICIES -- INTERNATIONAL GROWTH, EMERGING
   MARKETS, U.S. EQUITY, GLOBAL
   TELECOMMUNICATIONS AND SELECT EQUITY FUNDS...................................................21
SUPPLEMENTAL INVESTMENT OBJECTIVES AND
   POLICIES -- GLOBAL TELECOMMUNICATIONS FUND...................................................22
SUPPLEMENTAL INVESTMENT POLICIES -- MUNICIPAL
   BOND FUND....................................................................................23
INVESTMENT LIMITATIONS..........................................................................24
RISK FACTORS....................................................................................26
DIRECTORS AND OFFICERS..........................................................................30
DIRECTORS' ESTIMATED COMPENSATION THROUGH
   AUGUST 31, 1999..............................................................................36
INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS..................................................37
PORTFOLIO TRANSACTIONS AND TURNOVER RATE........................................................43
PURCHASE AND REDEMPTION INFORMATION.............................................................47
VALUATION OF SHARES.............................................................................47
PERFORMANCE AND YIELD INFORMATION...............................................................49
TAXES...........................................................................................53
ADDITIONAL INFORMATION CONCERNING THE COMPANY
   SHARES.......................................................................................62
MISCELLANEOUS...................................................................................63
INDEPENDENT ACCOUNTANTS AND COUNSEL.............................................................67
FINANCIAL STATEMENTS............................................................................67
APPENDIX A.....................................................................................A-1
APPENDIX B.....................................................................................B-1

                                     GENERAL

              The investment objective of the Warburg Pincus International Growth ("International Growth"), Warburg Pincus Emerging Markets II ("Emerging Markets"), Warburg Pincus Global Telecommunications ("Global Telecommunications"), Warburg Pincus Select Economic Value Equity ("Select Equity") and Warburg Pincus U.S. Core Equity ("U.S. Equity") Funds is to provide long-term appreciation of capital.

              The investment objective of the Warburg Pincus High Yield ("High Yield"), Warburg Pincus Municipal Bond ("Municipal Bond"), Warburg Pincus Strategic Global Fixed Income ("Global Income") and Warburg Pincus U.S. Core Fixed Income (U.S. Fixed Income") Funds is to provide high total return.

              Each of the Funds is an open-end management investment company. Each Fund was organized as a Maryland corporation on July 31, 1998.

              Unless otherwise indicated, the following investment policies may be changed by the Funds' Board of Directors without an affirmative vote of shareholders. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Funds' combined Prospectuses.


                     COMMON INVESTMENT POLICIES -- ALL FUNDS

              The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by the Funds.

              NON-DIVERSIFIED STATUS. Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"), which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, each Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of each Fund's total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that each Fund assumes large positions in the securities of a small number of issuers, each Fund's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

              TEMPORARY INVESTMENTS. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

              REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). Such Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose a Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which a Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by Credit Suisse Asset Management, LLC ("CSAM") or, if applicable, Credit Suisse Asset Management Limited ("CSAM Ltd"), the Fund's adviser or sub-investment adviser, as the case may be (each, an "Adviser"). A Fund's adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Fund's adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund's adviser will mark-to-market daily the value of the securities. There are no percentage limits on a Fund's ability to enter into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

              REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser). Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Funds do not presently intend to invest more than 5% of net assets in reverse repurchase agreements or dollar rolls during the coming year.

              WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Fund at the time of entering into the transaction. Although the Funds have not established a limit on the percentage of their assets that may be committed in connection with such transactions, they will maintain segregated accounts with their custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of their commitment in connection with such purchase transactions. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of its commitment. Each Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio fund securities to cover such commitments. When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund currently anticipates that when-issued securities will not exceed 25% of its net assets. Each Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objectives.

              STAND-BY COMMITMENT AGREEMENTS. Each Fund may from time to time enter into stand-by commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a fixed income securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to a Fund. Each Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. Each Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

              There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

              The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment. The Funds do not presently intend to invest more than 5% of net assets in stand-by commitment agreements during the coming year.

              ILLIQUID SECURITIES. Each Fund does not presently intend to invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Such securities may include, among other things, loan participations and assignments, options purchased in the over-the-counter markets, repurchase agreements maturing in more than seven days, structured notes and restricted securities other than Rule 144A securities that the Adviser has determined are liquid pursuant to guidelines established by the Funds' Board of Directors. Because of the absence of any liquid trading market currently for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Fund. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

              Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

              If otherwise consistent with their investment objectives and policies, the Funds may purchase securities that are not registered under the Securities Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Directors, that an adequate trading market exists for the securities. A Fund's investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

              The Adviser will monitor the liquidity of restricted securities in a Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Where there are no readily available market quotations, the security shall be valued at fair value as determined in good faith by the Board of Directors of the Funds.

              EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. Each Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of such Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

              LENDING OF PORTFOLIO SECURITIES. To increase income on its investments, a Fund may lend its portfolio securities with an aggregate value of up to 50% of its total assets (in the case of the Select Equity Fund, up to 33-1/3% of its total assets, including the loan collateral) to broker/dealers and other institutional investors. Each Fund may lend its portfolio securities on a short or long term basis to broker-dealers or institutional investors that the Adviser deems qualified, but only when the borrower maintains, with a Fund's custodian, collateral either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned (for the Select Equity Fund, at least equal to 102% of the market value of the Securities loaned), plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank which is deemed creditworthy by the Adviser. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even the loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

              BORROWING. Each Fund may borrow up to 33 1/3 percent of its total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet Fund redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Additional investments will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


                  COMMON INVESTMENT OBJECTIVES AND POLICIES --
           INTERNATIONAL GROWTH, EMERGING MARKETS, U.S. EQUITY, U.S.
              FIXED INCOME, GLOBAL TELECOMMUNICATIONS, HIGH YIELD,
                     GLOBAL INCOME AND SELECT EQUITY FUNDS

              U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which a Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

              FOREIGN DEBT SECURITIES. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

              The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

              Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

              BRADY BONDS. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

              Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

              All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

              Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

              LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A participating Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, participating Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire

Participations only if the Lender interpositioned between the Funds and the borrower is determined by the Adviser to be creditworthy. Each Fund currently anticipates that it will not invest more than 5% of its net assets in Loan Participations and Assignments.

              CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

              The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

              The Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as equity securities upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Funds will invest in convertible securities without regard to their credit rating. See "Risk Factors and Special Considerations -- Lower-Rated Securities" in the Prospectus.

              MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or certain foreign issuers, as well as by private issuers such as commercial investment banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

              Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.

              Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates mortgages underlying securities are prone to prepayment. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. For this and other reasons, a mortgage-related security's stated maturity may be shortened by an unscheduled prepayment on underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

              The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

              COLLATERALIZED MORTGAGE OBLIGATIONS. The Funds may also purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality which are backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Generally, CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. These securities may be considered mortgage derivatives. The Funds may only invest in CMOs issued by FHLMC, FNMA or other agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government.

              CMOs provide an investor with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-related securities. Issuers of CMOs frequently elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. Coupons can be fixed or variable. If variable, they can move with or in the reverse direction of interest rates. The coupon changes could be a multiple of the actual rate change and there may be limitations on what the coupon can be. Cash flows of pools can also be divided into a principal only class and an interest only class. In this case the principal only class will only receive principal cash flows from the pool. All interest cash flows go to the interest only class. The relative payment rights of the various CMO classes may be structured in many ways, either sequentially or by other rules of priority. Generally, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are "parallel pay," i.e. payments of principal are made to two or more classes concurrently. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgaged-related obligations.

              The CMO structure returns principal to investors sequentially, rather than according to the pro rata method of a pass-through. In the traditional CMO structure, all classes (called tranches) receive interest at a stated rate, but only one class at a time receives principal. All principal payments received on the underlying mortgages or securities are first paid to the "fastest pay" tranche. After this tranche is retired, the next tranche in the sequence becomes the exclusive recipient of principal payments. This sequential process continues until the last tranche is retired. In the event of sufficient early repayments on the underlying mortgages, the "fastest-pay" tranche generally will be retired prior to its maturity. Thus the early retirement of a particular tranche of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security as described above.

              ASSET-BACKED SECURITIES. Each Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. The Funds may also invest in other types of asset-backed securities that may be available in the future. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

              Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.

              ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund currently anticipates that zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

              STRUCTURED NOTES. The Funds may invest in structured notes. The distinguishing feature of a structured note is that the amount of interest and/or principal payable on the notes is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of a benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that the market does not perform as expected. The performance tie can be a straight relationship or leveraged, although the Adviser generally will not use leverage in its structured note strategies. Normally, these bonds are issued by U.S. Government Agencies and investment banks arrange the structuring. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in a structured note involves risks similar to those associated with a direct investment in the benchmark asset. Structured notes will be treated as illiquid securities for investment limitation purposes.

              ADDITIONAL INVESTMENT CONSIDERATIONS AND RISKS--NON-INVESTMENT GRADE FIXED-INCOME SECURITIES. When and if available, fixed-income securities may be purchased by a Fund at a discount from face value. From time to time, a Fund may purchase securities in default with respect to the paying of principal and/or interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future capital appreciation.

              Debt securities purchased by the Funds may bear fixed, fixed and contingent or variable rates of interest and may involve equity features such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Conversion of certain debt securities may reduce net income per share and net asset value per share. The occurrence of any income dilution of previously outstanding shares of common stock when debt securities are converted will depend upon whether a Fund can, from the investments made with the proceeds of the debt securities, earn an amount per share issuable upon conversion at least equal to the amount earned with respect to shares of common stock outstanding prior to conversion. If debt securities are converted at a time when the net asset value per share of common stock is greater than the conversion price, the conversion will result in a decrease or dilution in then current net asset value per share of common stock.

              The value of the lower rated fixed income securities that the Funds purchase may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to a Fund but will be reflected in the net asset value of a Fund's shares. The Funds attempt to reduce risk through credit analysis and attention to current developments and trends in both the economy and financial markets. There can be no assurance that such attempts will be successful.

              Lower-rated debt securities may include zero coupon securities or pay-in-kind securities. A zero coupon security bears no interest but is issued at a discount from its value at maturity. When held to maturity, its entire return equals the difference between its issue price and its maturity value. Pay-in-kind securities typically do not provide for cash interest payments but instead provide for the issuance of additional debt securities of the issuer in the face amount of the interest payment amount due in lieu of a cash payment. The market prices of both of these securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

              There are also special considerations associated with investing in lower-rated debt securities structured as zero coupon or pay-in-kind securities. For example, a Fund must include the interest ("original issue discount") on these securities in determining the amount of its required distributions to shareholders for federal income tax and federal excise tax purposes, even though it receives no cash interest until the security's maturity or payment date. Therefore, in order to satisfy these distribution requirements, a Fund may have to sell some of its assets without regard to their investment merit to obtain cash to distribute to shareholders. These actions may occur under disadvantageous circumstances and are likely to reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return. For additional information concerning these tax considerations, see "Taxes" below. From time to time, a Fund may also purchase securities not paying interest at the time acquired if, in the opinion of the Fund's Adviser, such securities have the potential for future income or capital appreciation.

              HEDGING. Each of the Funds may engage in various hedging strategies. See "Certain Investment Strategies -- Foreign Currency Transactions" in the Prospectus.

              FORWARD CURRENCY CONTRACTS. Each Fund may use forward currency contracts to protect against uncertainty in the level of future exchange rates and to enhance total return. The Funds may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

              The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

              Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a

Fund to sustain losses on these contracts and transaction costs. A Fund may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund's portfolio securities or other assets denominated in that currency or (2) a Fund maintains cash or liquid securities in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

              At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Funds may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Funds may close out a forward contract requiring them to purchase a specified currency by entering into a second contract entitling them to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

              The cost to a Fund of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, investors should be aware that dollar-denominated securities may not be available in some or all foreign countries, that the forward currency market for the purchase of U.S. dollars in many foreign countries is not highly developed and that in certain countries no forward market for foreign currencies currently exists or that such market may be closed to investment by a Fund.

              Although a Fund will value its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

              OPTIONS AND FUTURES CONTRACTS. The Funds, except the Municipal Bond Fund, may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Funds may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes (including currency hedging) or for other purposes so long as aggregate initial margins and premiums required for non-hedging positions do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. See Appendix "B" for a description of futures contracts and options on futures contracts and the risks thereof.

              Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

              When a Fund purchases a put option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

              There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

              SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." In a short sale, a seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or a qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. (A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.) In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. The Funds do not presently intend to invest more than 5% of net assets in short sales against the box.

              SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Funds which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.


        SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES -- INTERNATIONAL GROWTH, EMERGING MARKETS, U.S. EQUITY, GLOBAL TELECOMMUNICATIONS
                            AND SELECT EQUITY FUNDS

              RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


               SUPPLEMENTAL INVESTMENT OBJECTIVES AND POLICIES --
                         GLOBAL TELECOMMUNICATIONS FUND

              Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

              Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because it has a limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. All telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete. While telephone companies in developed countries and certain emerging countries may pay an above average dividend, the Fund's investment decisions are based upon capital appreciation potential rather than income considerations.

                       SUPPLEMENTAL INVESTMENT POLICIES --
                               MUNICIPAL BOND FUND

              Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Fund and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the basis for such opinions.

              The Tax Reform Act of 1986 substantially revised provisions of prior law affecting the issuance and use of proceeds of certain Municipal Obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Interest on private activity bonds issued after August 15, 1986 is tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. In addition, interest on certain private activity bonds issued after August 7, 1986 that is received by taxpayers subject to federal alternative minimum tax is taxable. The Act has generally not changed the tax treatment of bonds issued to finance governmental operations. As used in this Statement of Additional Information, the term "private activity bonds" also includes industrial development revenue bonds issued prior to the effective date of the provisions of the Tax Reform Act of 1986. Investors should also be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.

              Although the Municipal Bond Fund may invest 25% or more of its net assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, and may invest up to 40% of its total assets in private activity bonds when added together with any taxable investments held by the Municipal Bond Fund, it does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent the Municipal Bond Fund's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

                             INVESTMENT LIMITATIONS

              The Funds have adopted the following fundamental investment limitations, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). Each Fund may not:

              1. Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Fund; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund's total assets at the time of such borrowing;

              2. Issue any senior securities, except as permitted under the 1940 Act;

              3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

              4. Purchase or sell real estate (including real estate limited partnership interests), provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

              5. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

              6. Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, Loan Participations and Assignments, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; and

              7. Except for the Global Telecommunications Fund, purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
(ii) repurchase agreements secured by the instruments described in clause (i);
(b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Telecommunications Fund will concentrate in the telecommunications industry.

              For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

              In addition to the fundamental investment limitations specified above, a Fund may not:

              1. Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

              2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that a Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts;

              3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; and

              The policies set forth above are not fundamental and thus may be changed by the Funds' Board of Directors without a vote of the shareholders.

              Except as required by the 1940 Act with respect to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

              Securities held by a Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                                  RISK FACTORS

              FOREIGN SECURITIES. Investments in foreign securities are subject to certain risks, as discussed below.

              Political, Economic and Market Factors. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of a Fund's assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid, and their prices may be more volatile, than those of securities of comparable U.S. issuers. Brokerage commissions, custodial services and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign securities markets than there is in the United States.

              In addition, substantial limitations may exist in certain countries with respect to the Funds' ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required government approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

              Reporting Standards. Most of the foreign securities held by the Funds will not be registered with the SEC, nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will be less publicly available information concerning foreign issuers of securities held by the Funds than will be available concerning U.S. companies. Foreign companies, and in particular, companies in emerging markets, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

              Exchange Rate Fluctuations. Because foreign securities ordinarily will be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund's net asset value, the value of interest and dividends earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; conversely, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

              Investment Controls. In certain countries that currently prohibit direct foreign investment in the securities of their companies, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through investment funds which have been specifically authorized. The Funds may invest in these investment funds and registered investment companies subject to the provisions of the 1940 Act. If these Funds invest in such investment companies, they will each bear their proportionate share of the costs incurred by such companies, including investment advisory fees.

              Clearance and Settlement Procedures. Delays in clearance and settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

              Operating Expenses. The costs attributable to foreign investing that a Fund must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries however, may reduce or eliminate the amount of foreign tax to which a Fund would be subject.

              LOWER-RATED OR NON-RATED CRITERIA FOR DEBT SECURITIES. The High Yield, U.S. Fixed Income, Global Income, and the Municipal Bond Funds have established no rating criteria for the debt securities in which they may invest. Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

              Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

              A Fund may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

              Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

              Finally, there are risks involved in applying credit ratings as a method for evaluating lower-rated debt securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated debt securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser will monitor the issuers of lower-rated debt securities in the Funds to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity so the Funds can meet redemption requests. The Adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

              SOVEREIGN DEBT. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

              Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

              A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

              The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

              Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.


                             DIRECTORS AND OFFICERS

              The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (67)                                       Director
40 Grosvenor Road                                             Currently retired; Executive Vice
Short Hills, New Jersey 07078                                 President and Chief Financial
                                                              Officer of Pan Am Corporation and
                                                              Pan American World Airways, Inc.
                                                              from 1988 to 1991; Director of
                                                              The Infinity Mutual Funds, BISYS
                                                              Group Incorporated;
                                                              Director/Trustee of other
                                                              Warburg Pincus Funds and other
                                                              CSAM-advised investment companies.

Jack W. Fritz (72)                                            Director
2425 North Fish Creek Road                                    Private investor; Consultant and
P.O. Box 483                                                  Director of Fritz Broadcasting,
Wilson, Wyoming 83014                                         Inc. and Fritz Communications
                                                              (developers and operators of
                                                              radio stations); Director of
                                                              Advo, Inc. (direct mail
                                                              advertising);  Director/Trustee
                                                              of other Warburg Pincus Funds.

Jeffrey E. Garten (52)                                        Director
Box 208200                                                    Dean of Yale School of Management
New Haven, Connecticut 06520-8200                             and William S. Beinecke Professor
                                                              in the Practice of International
                                                              Trade and Finance; Undersecretary
                                                              of Commerce for International
                                                              Trade from November 1993 to
                                                              October 1995; Professor at
                                                              Columbia University from
                                                              September 1992 to November 1993;
                                                              Director/Trustee of other
                                                              Warburg Pincus Funds.

James S. Pasman, Jr. (68)                                     Director
29 The Trillium                                               Currently retired; President and
Pittsburgh, Pennsylvania 15238                                Chief Operating Officer of
                                                              National InterGroup, Inc. from
                                                              April 1989 to March 1991;
                                                              Chairman of Permian Oil Co. from
                                                              April 1989 to March 1991;
                                                              Director of Education Management
                                                              Corp., Tyco International Ltd.;
                                                              Trustee, BT Insurance Funds
                                                              Trust; Director/Trustee of other
                                                              Warburg Pincus Funds and other
                                                              CSAM-advised investment companies.

William W. Priest* (57)                                       Chairman of the Board
153 East 53rd Street                                          Chairman- Management Committee,
New York, New York 10022                                      Chief Executive Officer and
                                                              Managing Director of CSAM (U.S.)
                                                              since 1990; Director of TIG
                                                              Holdings, Inc.; Director/Trustee
                                                              of other Warburg Pincus Funds
                                                              and other CSAM-advised investment
                                                              companies.

Steven N. Rappaport (50)                                      Director
c/o Loanet, Inc.                                              President of Loanet, Inc. since
153 East 53rd Street,                                         1997; Executive Vice President of
Suite 5500                                                    Loanet, Inc. from 1994 to 1997;
New York, New York 10022                                      Director, President, North
                                                              American Operations, and former
                                                              Executive Vice President from
                                                              1992 to 1993 of Worldwide
                                                              Operations of Metallurg  Inc.;
                                                              Executive Vice President,
                                                              Telerate, Inc. from 1987 to 1992;
                                                              Partner in the law firm of
                                                              Hartman & Craven until 1987;
                                                              Director/Trustee  of other
                                                              Warburg Pincus Funds and other
                                                              CSAM-advised investment companies.


Arnold M. Reichman* (51)                                      Vice Chairman of the Board
466 Lexington Avenue                                          Managing Director and Chief
New York, New York 10017-3147                                 Operating Officer of CSAM;
                                                              Associated with CSAM since CSAM
                                                              acquired the Funds' predecessor
                                                              adviser in July 1999; with the
                                                              predecessor adviser since 1984;
                                                              Officer of CSAMSI; Director of
                                                              The RBB Fund, Inc.; Director/Trustee
                                                              of other Warburg Pincus Funds.

--------------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Alexander B. Trowbridge (69)                                  Director
1317 F Street, N.W.,                                          Currently retired; President of
5th Floor                                                     Trowbridge Partners, Inc.
Washington, DC 20004                                          (business consulting) from
                                                              January 1990 to November 1996;
                                                              Director or Trustee of New
                                                              England Mutual Life Insurance
                                                              Co., ICOS Corporation
                                                              (biopharmaceuticals), IRI
                                                              International (energy services),
                                                              The Rouse Company (real estate
                                                              development), Harris Corp.
                                                              (electronics and communications
                                                              equipment), The Gillette Co.
                                                              (personal care products) and
                                                              Sunoco, Inc. (petroleum refining
                                                              and marketing); Director/Trustee
                                                              of other Warburg Pincus Funds.

Eugene L. Podsiadlo (42)                                      President
466 Lexington Avenue                                          Managing Director of CSAM;
New York, New York 10017-3147                                 Associated with CSAM since CSAM
                                                              acquired the Funds' predecessor
                                                              adviser in July 1999; with the
                                                              predecessor adviser since 1991;
                                                              Vice President of Citibank, N.A.
                                                              from 1987 to 1991; Officer of
                                                              CSAMSI and of other Warburg Pincus
                                                              Funds.

Hal Liebes, Esq. (35)                                         Vice President and Secretary
153 East 53rd Street                                          Director and General Counsel of
New York, New York 10022                                      CSAM; Associated with CSAM since
                                                              1995; Associated with CS First
                                                              Boston Investment Management from
                                                              1994 to 1995; Associated with
                                                              Division of Enforcement, U.S.
                                                              Securities and Exchange
                                                              Commission from 1991 to 1994;
                                                              Officer of CSAMSI and other
                                                              Warburg Pincus Funds.

Michael A. Pignataro (39)                                     Treasurer and Chief Financial
153 East 53rd Street                                          Officer Vice President and
New York, New York 10022                                      Director of Fund Administration
                                                              of CSAM; Associated with CSAM
                                                              since 1986; Officer of other
                                                              Warburg Pincus Funds.

Janna Manes, Esq. (31)                                        Assistant Secretary
466 Lexington Avenue                                          Vice President and Legal Counsel
New York, New York 10017-3147                                 of CSAM; Associated with CSAM
                                                              since CSAM acquired the Funds'
                                                              predecessor adviser in July 1999;
                                                              with the predecessor adviser
                                                              since 1996; Associated with the
                                                              law firm of Willkie Farr &
                                                              Gallagher from 1993 to 1996;
                                                              Officer of other Warburg Pincus
                                                              Funds.

Stuart J. Cohen, Esq. (30)                                    Assistant Secretary
466 Lexington Avenue                                          Vice President and Legal Counsel
New York, New York 10017-3147                                 of CSAM; Associated with CSAM
                                                              since CSAM acquired the Funds'
                                                              predecessor adviser in July 1999;
                                                              with the predecessor adviser
                                                              since 1997; Associated with the
                                                              law firm of Gordon Altman
                                                              Butowsky Weitzen Shalov & Wein
                                                              from 1995 to 1997; Officer of
                                                              other Warburg Pincus Funds.

Rocco A. DelGuercio (36)                                      Assistant Treasurer
153 East 53rd Street                                          Assistant Vice President and
New York, New York 10022                                      Administrative Officer of CSAM;
                                                              Associated with CSAM since June
                                                              1996; Assistant Treasurer,
                                                              Bankers Trust Corp. -- Fund
                                                              Administration from March 1994 to
                                                              June 1996; Mutual Fund Accounting
                                                              Supervisor, Dreyfus Corporation
                                                              from April 1987 to March 1994;
                                                              Officer of other Warburg Pincus
                                                              Funds.

              No employee of CSAM, PFPC Inc. and Counsellors Funds Service, Inc., the Funds' co-administrators ("PFPC" and "Counsellors Sevice," respectively), or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, PFPC, Counsellors Service or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Boards attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325.

            DIRECTORS' ESTIMATED COMPENSATION THROUGH AUGUST 31, 1999

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       All
                                                                                                                    Investment
                        Interna-    Emerging     U.S.        U.S.     Global       Global        High    Munici-    Companies
                        tional      Markets     Equity      Fixed     Income     Telecommu-      Yield    pal         in the
   Name of              Growth      Growth       Fund       Income     Fund      nications       Fund    Bond        Warburg
   Director              Fund        Fund                    Fund                   Fund                 Fund         Pincus
                                                                                                                       Fund
                                                                                                                     Complex*
--------------------------------------------------------------------------------------------------------------------------------
William W.               None         None        None       None      None         None         None      None        None
Priest**
--------------------------------------------------------------------------------------------------------------------------------
Arnold M.                None         None        None       None      None         None         None      None        None
Reichman**
--------------------------------------------------------------------------------------------------------------------------------
Richard N.              1,750        1,750       1,750     1,750      1,750        1,750       1,750     1,750        $73,250
Cooper***
--------------------------------------------------------------------------------------------------------------------------------
Richard H.
Francis****              375          375          375       375        375          375         375       375        $16,500
--------------------------------------------------------------------------------------------------------------------------------
Jack W.
Fritz                   1,750        1,750        1,750     1,750      1,750        1,750       1,750     1,750       $73,250
--------------------------------------------------------------------------------------------------------------------------------
Jeffrey E.              1,750        1,750        1,750     1,750      1,750        1,750       1,750     1,750       $73,250
Garten
--------------------------------------------------------------------------------------------------------------------------------
James S. Pasman,         375          375          375       375        375          375         375       375        $16,500
Jr.****
--------------------------------------------------------------------------------------------------------------------------------
Steven N.                375          375          375       375        375          375         375       375        $16,500
Rappaport****
--------------------------------------------------------------------------------------------------------------------------------
Alexander B.            1,825        1,825        1,825     1,825      1,825        1,825       1,825     1,825       $76,025
Trowbridge
--------------------------------------------------------------------------------------------------------------------------------

-----------------

              As of September 30, 1998, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Common Shares. No Director or officer owned any of the Funds' outstanding Advisor Shares.

---------------------

* Each Director serves as a Director or Trustee of 39 investment companies in the Warburg Pincus family of funds.

** Mr. Priest and Mr. Reichman receive compensation as affiliates of CSAM, and, accordingly, receive no compensation from any Fund or any other investment company advised by CSAM.

***    Mr. Cooper resigned as a Director of each Fund effective July 6, 1999.

**** Messrs. Francis, Pasman and Rappaport became Directors of the Funds effective July 6, 1999.

                 INVESTMENT ADVISORY AND SERVICING ARRANGEMENTS

              ADVISORY AGREEMENTS. CSAM renders advisory and administrative services to each of the Funds pursuant to Investment Advisory Agreements and CSAM Ltd serves as sub-investment adviser to the Global Income and Emerging Markets Funds pursuant to Sub-investment Advisory Agreements (collectively, the "Advisory Agreements"). CSAM's predecessor, BEA Associates, had rendered advisory services to the predecessor to the Funds, each a series of The RBB Fund, Inc. (the "BEA Funds"), pursuant to Investment Advisory Agreements (the "BEA Advisory Agreements"). CSAM Ltd had not provided sub-investment advisory services to the BEA Funds.

              CSAM, located at 153 East 53rd Street, New York, New York 10022, is an indirect wholly-owned U.S. subsidiary of Credit Suisse ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

              Credit Suisse Asset Management, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

              CSAM and, with respect to the Global Income and Emerging Markets Funds, CSAM Ltd have investment discretion for the Funds and will make all decisions affecting assets in the Funds under the supervision of the Funds' Board of Directors and in accordance with each Fund's stated policies. The Adviser will select investments for the Funds and will place purchase and sale orders on behalf of the Funds. For its services to the International Growth, Emerging Markets, U.S. Equity, U.S. Fixed Income, Global Income, Global Telecommunications, High Yield, Municipal Bond and Select Equity Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a monthly fee computed at an annual rate of .80%, 1.00%, .75%, .375%, .50%, 1.00%, .70%, .70%
and, .75% of average daily net assets, respectively. CSAM pays CSAM Ltd a sub-investment advisory fee out of the fees CSAM receives from the applicable Funds.

              For the fiscal years ended August 31, the BEA Funds have paid BEA Associates, the predecessor to CSAM, advisory fees and BEA Associates has waived fees and/or reimbursed expenses of the BEA Funds under the BEA Advisory Agreements as follows:

AUGUST 31, 1998

                                    Fees Paid
    BEA Fund                     (after waivers)               Waivers            Reimbursements
    --------                     ---------------               -------            --------------
International                      $ 4,943,773                $  27,976                 $0
   Equity
Emerging Markets                   $   374,401                $ 234,633                 $0
   Equity
U.S. Core Equity                   $   703,273                $  36,437                 $0
U.S. Core Fixed                    $   579,143                $ 288,699                 $0
   Income
Strategic Global                   $    81,321                $  89,310                 $0
   Fixed Income
Global Telecom-                    $         0                $   9,174            $37,067
   munications
High Yield                         $   422,069                $ 271,277                 $0
Municipal Bond                     $    93,618                $  51,669                 $0
Select Economic                    $    14,224                $     643                 $0
   Value Equity

AUGUST 31, 1997

                                    Fees Paid
    BEA Fund                     (after waivers)               Waivers            Reimbursements
    --------                     ---------------               -------            --------------
International                      $ 5,300,316                       $0                 $0
   Equity
Emerging Markets                   $   988,002                 $ 18,498                 $0
   Equity
U.S. Core Equity                   $   537,237                 $ 27,626                 $0
U.S. Core Fixed                    $   357,196                 $177,539                 $0
   Income
Strategic Global                   $   180,945                 $ 27,305                 $0
   Fixed Income
Global Telecom-                    $         0                 $  3,745            $20,903
   munications
High Yield                         $   393,841                 $233,336                 $0
Municipal Bond                     $    91,093                 $ 44,791                 $0
Select Economic
   Value Equity                            N/A                      N/A                N/A

AUGUST 31, 1996

                                   Fees Paid
    BEA Fund                     (after waivers)                Waivers           Reimbursements
    --------                     ---------------                -------           --------------
International                      $ 5,993,072                       $0                 $0
   Equity
Emerging Markets                   $ 1,289,739                       $0                 $0
   Equity
U.S. Core Equity                   $   234,890                $  93,430                 $0

                                     Fees Paid
    BEA Fund                      (after waivers)                Waivers           Reimbursements
    --------                      ---------------                -------           --------------
U.S. Core Fixed                    $   316,147                  $134,639                 $0
   Income
Strategic Global                   $   103,144                  $ 53,915                 $0
   Fixed Income
Global Telecom-                            N/A                       N/A                N/A
   munications
High Yield                         $   542,590                  $100,763                 $0
Municipal Bond                     $    92,994                  $ 68,790                 $0
Select Economic                            N/A                       N/A                N/A
   Value Equity

              Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all investment funds by or under the direction of the Funds' Board of Directors in such manner as the Board determines fair and accurate. Each class of the Funds pays its own administration fees, and may pay a different share than the other classes of the Funds of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if a class receives different services.

              Under the Advisory Agreements, CSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreements relate.

              The Advisory Agreements, including the Sub-investment Advisory Agreements, if applicable, for the Funds were approved on July 20, 1998 by vote of the Funds' Board of Directors, including a majority of those directors who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of such parties. The Advisory Agreements were approved by each Fund's initial shareholder. Each investment advisory agreement is terminable by vote of the Funds' Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days' written notice to CSAM. Each of the investment advisory agreements may also be terminated by CSAM on 60 days' written notice to the Fund. Each Sub-investment Advisory Agreement is terminable, at any time without penalty, by
(i) vote of the Funds' Board of Directors or by the holders of a majority of the outstanding voting securities of the relevant Fund on 60 days' written notice to CSAM and CSAM Ltd, (ii) CSAM on 60 days' written notice to the Fund and CSAM Ltd, or (iii) CSAM Ltd on 60 days' written notice to the Fund and CSAM. Each of the Advisory Agreements terminates automatically in the event of assignment thereof.

              CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Brown Brothers Harriman & Co. ("BBH") acts as the custodian for the Funds and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, BBH (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Board of Directors concerning each Fund's operations. BBH is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BBH remains responsible for the performance of all its duties under the Custodian Agreement and holds the Funds harmless from the negligent acts and omissions of any sub-custodian. For its services to the Funds under the Custodian Agreement, BBH receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds.

              State Street Bank and Trust Company ("State Street") serves as the transfer agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ("BFDS"), a subsidiary, responsibility for most transfer agent servicing functions. State Street serves as the transfer and dividend disbursing agent for the Funds pursuant to a Transfer Agency Agreement, as supplemented (collectively, the "Transfer Agency Agreement"), under which it (a) issues and redeems shares of each of the Funds, (b) addresses and mails all communications by each Fund to record owners of shares of each such Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Funds' Board of Directors concerning the operations of each Fund. For its services to the Funds under the Transfer Agency Agreement, State Street receives a fee on a per transaction basis.

              ADMINISTRATION AND ACCOUNTING SERVICES AND ADMINISTRATIVE SERVICES AGREEMENTS. Counsellors Service and PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., both serve as co-administrators to the Funds pursuant to separate written agreements (the "Counsellors Service Co-Administration Agreements" and the "PFPC Co-Administration Agreements," respectively). BEA Associates, the predecessor of CSAM, and PFPC had served as co-administrators to the Advisor Class of the BEA Funds. The services provided by, and the fees payable by the Funds to Counsellors Service under the Counsellors Service Co-Administration Agreements and PFPC under the PFPC Co-Administration Agreements are described in the Prospectuses for each of the Funds. Each class of shares of the Funds bears its proportionate share of fees payable to Counsellors Service and

PFPC in the proportion that its assets bear to the aggregate assets of the Funds at the time of calculation. See the Prospectuses, "Management of the Fund(s)."

              The PFPC Co-Administration Agreements provide that PFPC shall not be liable for any loss suffered by the Funds in connection with the performance of services under the PFPC Co-Administration Agreements, except a loss resulting from willful misfeasance, gross negligence, or reckless disregard of its duties and obligations under the PFPC Co-Administration Agreements. The Counsellors Service Co-Administration Agreements provide that Counsellors Service shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith or negligence, or reckless disregard of its duties and obligations thereunder.

              For the period from commencement of operations (the Global Telecommunications Fund commenced operations December 4, 1996; all other Funds commenced operations November 1, 1996) and ending August 31, 1998, the BEA Funds have paid BEA Associates and PFPC administration fees and BEA Associates and PFPC have waived fees and/or reimbursed expenses as follows:

AUGUST 31, 1998

                                             PFPC
                                             ----
                                             Fees Paid                              Reim-
                                               (after                               burse-
BEA Fund                                      Waivers)            Waivers           ments
--------                                      --------            -------           ------
International Equity                        $ 769,622           $   7,213           $   0
Emerging Markets Equity                     $  76,129           $       0           $   0
U.S. Core Equity                            $ 123,285           $       0           $   0
U.S. Core Fixed Income                      $ 235,924           $       0           $   0
Strategic Global Fixed
  Income                                    $  42,937           $   5,494           $   0
High Yield                                  $  99,050           $  24,762           $   0
Municipal Bond                              $  30,402           $       0           $   0
Select Economic Value
  Equity                                    $       0           $   2,478           $   0
Global
  Telecommunications                        $       0           $   1,147           $   0


                                       BEA Associates
                                       --------------
                                           Fees Paid                               Reim-
                                            (after                                 burse-
BEA Fund                                   Waivers)            Waivers             ments
--------                                   --------            -------             ------
International Equity                     $  435,028           $ 497,175            $  0
Emerging Markets Equity                  $   18,271           $  73,084            $  0
U.S. Core Equity                         $    9,863           $ 138,079            $  0
U.S. Core Fixed Income                   $   23,143           $ 323,994            $  0
Strategic Global Fixed
  Income                                 $    3,412           $  47,777            $  0
High Yield                               $    9,905           $ 138,669            $  0
Municipal Bond                           $    2,076           $  29,057            $  0
Select Economic Value
  Equity                                 $      198           $   2,775            $  0
Global
  Telecommunications                     $        0           $     459            $  0

AUGUST 31, 1997

                                           PFPC
                                           ----
                                            Fees Paid                               Reim-
                                              (after                                burse-
BEA Fund                                     Waivers)             Waivers           ments
--------                                     --------             -------           ------
International Equity                        $ 785,014           $  43,161           $   0
Emerging Markets Equity                     $ 125,801           $      12           $   0
U.S. Core Equity                            $  94,144           $       0           $   0
U.S. Core Fixed Income                      $ 159,177           $  19,068           $   0
Strategic Global Fixed                      $  41,650           $  10,412           $   0
  Income
High Yield                                  $  89,597           $  22,399           $   0
Municipal Bond                              $  24,265           $       0           $   0
Select Economic Value                           N/A                 N/A               N/A
  Equity
Global                                          N/A                 N/A               N/A
  Telecommunications

                                     BEA Associates
                                     --------------
                                             Fees Paid                              Reim-
                                              (after                                burse-
BEA Fund                                     Waivers)             Waivers           ments
--------                                     --------             -------           -----
International Equity                          $ 463,778          $ 530,031          $   0
Emerging Markets Equity                       $  30,195          $ 129,780          $   0
U.S. Core Equity                              $   7,532          $ 105,441          $   0
U.S. Core Fixed Income                        $  14,258          $ 199,636          $   0
Strategic Global Fixed                        $   4,165          $  58,310          $   0
  Income
High Yield                                    $   8,959          $ 125,436          $   0
Municipal Bond                                $   1,941          $  27,177          $   0
Select Economic Value                             N/A               N/A               N/A
  Equity
Global                                            N/A               N/A               N/A
  Telecommunications


AUGUST 31, 1996

                                             PFPC
                                             ----
                                             Fees Paid                              Reim-
                                               (after                               burse-
BEA Fund                                      Waivers)            Waivers           ments
--------                                      --------            -------           ------
International Equity                        $ 931,214           $   5,204           $   0
Emerging Markets Equity                     $ 521,709           $   8,509           $   0
U.S. Core Equity                            $  54,720           $       0           $   0
U.S. Core Fixed Income                      $ 102,178           $  48,084           $   0
Strategic Global Fixed
  Income                                    $  31,412           $   7,853           $   0
High Yield                                  $ 120,402           $  12,483           $   0
Municipal Bond                              $  28,890           $       0           $   0
Select Economic Value                           N/A                 N/A               N/A
  Equity
Global Telecommunications                       N/A                 N/A               N/A

                                       BEA Associates
                                       --------------
                                             Fees Paid                             Reim-
                                              (after                              burse-
BEA Fund                                     Waivers)          Waivers            ments
--------                                     --------          -------            -----
International Equity                        $ 928,754         $ 194,947           $   0
Emerging Markets Equity                     $  32,335         $ 161,461           $   0
U.S. Core Equity                            $  12,019         $  53,645           $   0
U.S. Core Fixed Income                      $  23,392         $ 180,314           $   0
Strategic Global Fixed                      $   6,392         $  40,238           $   0
  Income
High Yield                                  $  44,362         $  93,499           $   0
Municipal Bond                              $   7,328         $  27,340           $   0
Select Economic Value                           N/A               N/A              N/A
  Equity
Global                                          N/A               N/A              N/A
  Telecommunications


              DISTRIBUTION AND SHAREHOLDER SERVICING. The Funds have each entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), in consideration for services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of Common Shares of the Fund. Services performed by CSAMSI include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of the Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of CSAMSI related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

              Pursuant to the 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

              The 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan ("Independent Directors/Trustees"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the Common Shares. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of the majority of the outstanding voting securities of the Common Shares of a Fund.

              Each of the BEA International Equity Fund, BEA Emerging Markets Equity Fund, BEA Global Telecommunications Fund and BEA High Yield Fund had entered into a 12b-1 Plan with respect to its Advisor Shares (the "BEA 12b-1 Plan") pursuant to which CSAMSI was paid a fee based on the average daily net assets of the Advisor Shares of the BEA Fund. For the fiscal year ended August 31, 1998, the Advisor shares of these BEA Funds have paid CSAMSI under the BEA 12b-1 Plans $3,606, $352, $2,293 and $5,317, respectively.


                    PORTFOLIO TRANSACTIONS AND TURNOVER RATE

              Subject to policies established by the Board of Directors, CSAM is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, CSAM seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While CSAM generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions.

              Portfolio transactions for the Funds may be effected on domestic or foreign securities exchanges. In transactions for securities not actively traded on a domestic or foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Funds have no obligation to deal with any broker in the execution of transactions in portfolio securities.

              Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Funds will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. markets are negotiated.

              In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Fund will normally deal with the principal market makers unless it can obtain better terms elsewhere.

              For the fiscal years ended August 31, the BEA Funds have paid brokerage commissions as follows:

AUGUST 31, 1998

BEA Fund                                                 Brokerage Commission
--------                                                 --------------------
International Equity                                          $3,481,661
Emerging Markets Equity                                       $  539,950
U.S. Core Equity                                              $  352,567
U.S. Core Fixed Income                                        $   12,023
Strategic Global Fixed Income                                 $      678
Global Telecommunications                                     $    2,639
High Yield                                                    $      250
Municipal Bond                                                       N/A
Select Economic Value Equity                                  $   17,675

AUGUST 31, 1997

BEA Fund                                               Brokerage Commission
--------                                               --------------------
International Equity                                       $5,041,204
Emerging Markets Equity                                    $1,074,701
U.S. Core Equity                                           $  181,354
U.S. Core Fixed Income                                     $        0
Strategic Global Fixed Income                              $        0
Global Telecommunications                                  $    1,261
High Yield                                                 $        0
Municipal Bond                                                    N/A
Select Economic Value Equity                                      N/A

AUGUST 31, 1996

BEA Fund                                              Brokerage Commission
--------                                              --------------------
International Equity                                       $3,385,421
Emerging Markets Equity                                    $  713,193
U.S. Core Equity                                           $  182,796
U.S. Core Fixed Income                                     $        0
Strategic Global Fixed Income                              $        0
Global Telecommunications                                         N/A
High Yield                                                 $        0
Municipal Bond                                                    N/A
Select Economic Value Equity                                      N/A

              No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. CSAM may, consistent with the interests of a Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to a Fund and other clients of CSAM. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by CSAM under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that CSAM, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of CSAM to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

              Corporate debt and U.S. Government securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

              CSAM may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

              Investment decisions for each Fund and for other investment accounts managed by CSAM are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which CSAM or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Funds' Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

              In no instance will portfolio securities be purchased from or sold to the Distributor, CSAM or CSAM Ltd, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of the foregoing entities except as permitted by Securities and Exchange Commission ("SEC") exemptive order or by applicable law.

              Each of the Funds expects that its annual portfolio turnover rate will not exceed 100% under normal market conditions. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund. Each of the Funds anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year.

              The International Growth Fund (the successor Fund to the BEA International Equity Fund) has the benefit of an exemptive order issued by the SEC under the 1940 Act authorizing the Fund and certain other investment companies advised by CSAM to acquire jointly securities issued in private placements, subject to the terms and conditions of the order.


                       PURCHASE AND REDEMPTION INFORMATION

              The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of a Fund's shares by making payment in whole or in part in securities chosen by the Funds and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Investors may also be required to bear certain transaction costs associated with redemptions in kind. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

              Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


                               VALUATION OF SHARES

              The net asset values per share of each class of the Funds are calculated separately from each other class as of the close of regular trading of the NYSE on each Business Day. The net asset value per share, the value of an individual share in a Fund, is computed by adding the value of the proportionate interest of each class of a Fund in the Fund's securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. "Business Day" means each weekday when the NYSE is open. Currently, the NYSE is closed on New Year's Day, Dr. Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday. Securities which are listed on stock exchanges, whether U.S. or foreign are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. Fund securities primarily traded in foreign markets may be traded in such markets on days which are not Business Days. Because net asset value per share of each Fund is determined only on Business Days, the net asset value of shares of a Fund may be significantly affected on days when an investor does not have access to the Fund. If on any Business Day, a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the market sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Directors or its delegates as the primary market. Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at the close of regular trading (generally 4:00 p.m. Eastern Time); securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

              Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

              In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Funds' books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds' Board of Directors.


                        PERFORMANCE AND YIELD INFORMATION

              TOTAL RETURN. Each Fund that advertises its "average annual total return" computes such return separately for each class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                     ERV 1/n
                                T = [(-----) - 1]
                                        P

      Where:           T = average annual total return;

                     ERV = ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                       P = hypothetical initial payment of $1,000; and

                       n = period covered by the computation,
                           expressed in years.

              Each Fund that advertises its "aggregate total return" computes such returns separately for each class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                   ERV
Aggregate Total Return =        [(-----) - l]
                                    P

              The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

              Although total return is calculated in a separate manner for each class of shares, under certain circumstances, performance information for a class may include performance information of another class with an earlier inception date.

              The average annual total returns for the Common Shares of the following Funds for the period ended August 31, 1998 were as follows:+

                                                                                               Since
                                                         3 year          5 year              Inception
Fund                                     1 year          (ann.)          (ann.)                (ann.)
----                                     ------          ------          ------                ------
International Growth*                   16.33%           12.85%          8.58%           11.30%      (10/01/92)
Emerging Markets*                      -42.86%          -14.01%         -8.15%           -3.90%      (02/01/93)
High Yield*                              5.27%           10.81%          8.44%           10.04%      (03/01/93)
Global Telecommunications               25.38%              N/A            N/A           23.58%      (06/20/94)

              The aggregate total returns for the Common Shares of the following Funds for the period ended August 31, 1998 since inception were as follows: +

Fund                                                            Aggregate Return
----                                                            ----------------
International Growth*                                               88.49%
Emerging Markets *                                                 -19.26%
High Yield*                                                         69.33%
Global Telecommunications                                           44.61%

-----------------------------------

+ Performance information provided above reflects the performance of the Advisor Shares of the corresponding BEA Funds (which are the predecessors of the Funds) for the periods noted.

* Performance information provided above for each of the International Growth, Emerging Markets and High Yield Funds also reflects the performance of the Institutional Shares of the corresponding predecessor BEA Fund since inception (October 1, 1992, February 1, 1993 and March 1, 1993, respectively) until the BEA Funds' Advisor Shares were first offered on November 1, 1996. Because the BEA Funds' Institutional Shares had no distribution fee and lower co-administration fees, the expenses of the Institutional Shares are lower than those of the BEA Funds' Advisor Shares. Additionally, the BEA Funds' Institutional Shares performance was favorably affected by expense waivers and/or reimbursements. The performance information provided above has not been restated to reflect the higher expenses of the BEA Funds' Advisor Shares or to adjust for the BEA Funds' Institutional Shares expense waivers and/or reimbursements. Had these expense adjustments been made, the performance information shown above for periods prior to November 1, 1996 would have been lower.


              Because the Common Shares of the U.S. Equity, Select Equity, Municipal Bond, U.S. Fixed Income and Global Income Fund, as well as the Advisor Shares of the corresponding predecessor BEA Fund, had not been issued as of August 31, 1998, no performance information is provided above with respect to such shares. The tables below provide the average annual total returns and aggregate total returns for the Institutional Shares of the corresponding predecessor BEA Funds for the period ended August 31, 1998. Because the BEA Funds' Institutional Shares had no distribution fee and lower co-administration fees, as well as favorable expense waivers and/or reimbursements, the performance figures provided below for the BEA Funds' Institutional Shares can be expected to be higher than the performance figures for the Funds' Common Shares had the Common Shares been issued over the same period of time.

Average Annual Total Return of Institutional Shares
---------------------------------------------------

BEA Fund                            1 year          3 year           5 year          Since Inception
--------                            ------          ------           ------          ---------------
U.S. Core Equity                    3.18%           18.84%             N/A           19.05% (9/1/94)
Select Economic Value
  Equity                              N/A             N/A              N/A          -12.20% (8/3/98)
Municipal Bond                      7.62%            6.50%             N/A            6.72% (6/20/94)
U.S. Core Fixed
  Income                            7.77%            8.14%             N/A            7.93% (4/1/94)
Strategic Global
  Fixed Income                      4.19%            6.07%             N/A            6.89% (6/28/94)

Aggregate Total Return of Institutional Shares
----------------------------------------------

BEA Fund                                           Inception Date                Aggregate Return
--------                                           --------------                ----------------
U.S. Core Equity                                      09/01/94                      100.97%
Select Economic Value
  Equity                                              08/03/98                      -12.20%
Municipal Bond                                        06/20/94                       31.48%
U.S. Core Fixed Income                                04/01/94                       40.11%
Strategic Global Fixed
  Income                                              06/28/94                       32.15%

              The Funds may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, a Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

              YIELD. Certain Funds may advertise a 30-day (or one month) standard yield as described in the Prospectus. Such yields are calculated separately for each class of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                     a - b      6
                         YIELD = 2[( - - - - +1)  - 1)
                                       cd

Where:           a =   dividends and interest earned by a
                       Fund during the period;

                 b =   expenses accrued for the period
                       (net of reimbursements);

                 c =   average daily number of shares
                       outstanding during the period,
                       entitled to receive dividends; and

                 d =   maximum offering price per share
                       on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

              With respect to receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

              Based on the foregoing calculation, the Standard Yield for the Common Shares of the High Yield Fund for the 30-day period ended August 31, 1998 was 7.79%. Such yield information is the yield of the Advisor Shares of the BEA High Yield Fund (the predecessor of the High Yield Fund) for the 30-day period ended August 31, 1998.


                                      TAXES

              GENERAL TAX CONSEQUENCES TO THE FUNDS AND ITS SHAREHOLDERS. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion in this Statement of Additional Information and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

              Each Fund has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it (a) distributes an amount equal to the sum of (i) at least 90% of its investment company taxable income (net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (ii) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement"), and (b) satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

              In addition to satisfaction of the Distribution Requirement each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

              Future Treasury regulations may provide that currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities (or in options or futures with respect to stock or securities) will not satisfy the Income Requirement. Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

              In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

              The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. A Fund will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

              Distributions of investment company taxable income will be taxable (subject to the possible allowance of the dividend received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Funds in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

              Each Fund intends to distribute to shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as mid-term or other long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by any Fund as capital gain dividends may not exceed the net capital gain of such Fund for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Funds to shareholders not later than 60 days after the close of each Fund's respective taxable year.

              In the case of corporate shareholders, distributions (other than capital gain dividends) of a Fund for any taxable year will qualify for the 70% dividends received deduction, only to the extent of the gross amount of "qualifying dividends" received by such Fund for the year. Generally, a dividend will be treated as a "qualifying dividend" only if it has been received from a domestic corporation. However, if a Fund owns at least 10 percent of the stock (by vote and value) of certain foreign corporations with U.S. source income, then a portion of the dividends paid by such foreign corporations may constitute "qualifying dividends." A dividend received by a taxpayer will not be treated as a "qualifying dividend" if (1) it has been received with respect to any share of stock that the taxpayer has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend), or (2) to the extent that the taxpayer is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Funds will designate the portion, if any, of the distribution made by a Fund that qualifies for the dividends received deduction in a written notice mailed by the Funds to shareholders not later than 60 days after the close of the Fund's taxable year.

              Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

              The Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. Exempt interest dividends distributed to shareholders by this Fund are not included in the shareholder's gross income for regular federal income tax purpose. In order for the Municipal Bond Fund to pay exempt interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the value of the Fund must consist of exempt interest obligations.

              In addition, the Municipal Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholder.

              A Fund may acquire standby commitments with respect to Municipal Obligations held in its portfolio and will treat any interest received on Municipal Obligations subject to such stand-by commitments as tax-exempt income. In Rev. Rul. 82-144, 1982-2 C.B. 34, the Internal Revenue Service held that a mutual fund acquired ownership of municipal obligations for federal income tax purposes, even though the fund simultaneously purchased "put" agreements with respect to the same municipal obligations from the seller of the obligations. The Funds will not engage in transactions involving the use of stand-by commitments that differ materially from the transaction described in Rev. Rul. 82-144 without first obtaining a private letter ruling from the Internal Revenue Service or the opinion of counsel.

              Interest on indebtedness incurred by a shareholder to purchase or carry shares if the Municipal Bond Fund is not deductible for income tax purposes of (as expected) the Municipal Bond Fund distributes exempt interest dividends during the shareholder's taxable year. Receipt of exempt interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including persons subject to alternative minimum tax (see Prospectus and discussion below), financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

              Corporate taxpayers may be liable for alternative minimum tax, which is imposed at the rate of 20% of "alternative minimum taxable income" (less, in the case of corporate shareholders with "alternative minimum taxable income" of less than $310,000, the applicable "exemption amount"), in lieu of the regular corporate income tax. "Alternative minimum taxable income," is equal to "taxable income," (as determined for corporate income regular tax purposes) with certain adjustments. Although corporate taxpayers in determining "alternative minimum taxable income" are allowed to exclude exempt interest dividends (other than exempt interest dividends derived from certain private activity bonds ("AMT Preference Dividends"), as explained in the Prospectus) and to utilize the 70% dividends received deduction at the first level of computation, the Code requires (as a second computational step) that "alternative minimum taxable income" be increased by 75% of the excess of "adjusted current earnings" over other "alternative minimum taxable income."

              Corporate shareholders will have to take into account (1) all exempt interest dividends and (2) the full amount of all dividends from a Fund that are treated as "qualifying dividends" for purposes of the dividends received deduction in determining their "adjusted current earnings." As much as 75% of any exempt interest dividend and 82.5% of any "qualifying dividend" received by a corporate shareholder could, as a consequence, be subject to alternative minimum tax. Exempt interest dividends received by such a corporate shareholder may accordingly be subject to alternative minimum tax at an effective rate of 15%.

              Corporate investors should also note that the Superfund Amendments and Reauthorization Act of 1986 imposes an environmental tax on corporate taxpayers of 0.14% of the excess of "alternative minimum taxable income" (with certain modifications) over $2,000,000 for taxable years beginning after 1986 and before 1996, regardless of whether such taxpayers are liable for alternative minimum tax.

              If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends (including amounts derived from interest on Municipal Obligations in the case of the Municipal Bond Fund) to the extent of such Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. Investors should be aware that any loss realized on a sale of shares of a Fund will be disallowed to the extent an investor repurchases shares of the same Fund within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends paid by a Fund in the form of shares within the 61-day period would be treated as a purchase for this purpose.

              The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because each Fund intends to distribute all of its taxable income currently, no Fund anticipates incurring any liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

              The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Funds that he is not subject to backup withholding or that he is an "exempt recipient."

              The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

              Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

              Certain states exempt from state income taxation dividends paid by a regulated investment company that are derived from interest on U.S. Government obligations. Each Fund will accordingly inform its shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. Government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.

              SPECIAL TAX CONSIDERATIONS. The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds. The ability of the Funds to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement and the Asset Diversification Requirement.

              Straddles. The options transactions that the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Funds for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the Funds must make in order to avoid federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Funds may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Funds of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

              Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Funds of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to shareholders in satisfaction of the Distribution Requirement (or to avoid federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions.

              Options And Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, certain options transactions that the Funds enter into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Funds, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the relevant Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the relevant Fund continued to hold. Investors should also note that
Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that a Fund must make to avoid federal excise tax liability.

              Each of the Funds may elect not to have the year-end mark-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of such Fund that are not Section 1256 contracts (the "Mixed Straddle Election").

              Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement. A Fund may request a private letter ruling from the Internal Revenue Service for guidance on some or all of these issues.

              Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code Section 988 exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

              Passive Foreign Investment Companies. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Fund may be subject to "deferred" federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the shareholders of such Fund. Additional charges in the nature of interest may also be imposed on a Fund in respect of such deferred taxes. However, in lieu of sustaining the foregoing tax consequences, a Fund may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" ("QEF"). A Fund making a QEF election would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by a Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

              Recently enacted changes to the Code will permit a Fund to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owns and to include any gains (but not losses) that it was deemed to realize as ordinary income. A Fund generally will not be subject to deferred federal income tax on any gains that it is deemed to realize as a consequence of making a mark-to-market election, but such gains will be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement. The mark-to-market provisions will generally apply to the Fund's taxable years beginning after December 31, 1997.

              Asset Diversification Requirement. For purposes of the Asset Diversification Requirement, the issuer of a call option on a security (including an option written on an exchange) will be deemed to be the issuer of the underlying security. The Internal Revenue Service has informally ruled, however, that a call option that is written by a fund need not be counted for purposes of the Asset Diversification Requirement where the fund holds the underlying security. However, the Internal Revenue Service has also informally ruled that a put option written by a fund must be treated as a separate asset and its value measured by "the value of the underlying security" for purposes of the Asset Diversification Requirement, regardless (apparently) of whether it is "covered" under the rules of the exchange. The Internal Revenue Service has not explained whether in valuing a written put option in this manner a fund should use the current value of the underlying security (its prospective future investment); the cash consideration that must be paid by the fund if the put option is exercised (its liability); or some other measure that would take into account the fund's unrealized profit or loss in writing the option. Under the Code, a fund may not rely on informal rulings of the Internal Revenue Service issued to other taxpayers. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its writing of options in order to stay within the limits of the Asset Diversification Requirement.

              ADDITIONAL INFORMATION CONCERNING THE COMPANY SHARES

              The Funds do not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Funds' By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Funds have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Funds will assist in shareholder communication in such matters.

                                  MISCELLANEOUS

              The Funds are not sponsored, endorsed, sold or promoted by Warburg, Pincus & Co. Warburg, Pincus & Co. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Warburg, Pincus & Co. licenses certain trademarks and trade names of Warburg, Pincus & Co., and is not responsible for and has not participated in the calculation of the Funds' net asset value, nor is Warburg, Pincus & Co. a distributor of the Funds. Warburg, Pincus & Co. has no obligation or liability in connection with the administration, marketing or trading of the Funds.

              CONTROL PERSONS. As of October 16, 1998, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:

                                                                                                                  PERCENT
                                                                                                                OWNED AS OF
FUND                                                  NAME AND ADDRESS                                        OCTOBER 16, 1998
----                                                  ----------------                                        ----------------
International Equity Fund --                  Employees Ret Plan Marshfield                                         7.22%
Institutional                                 1000 N. Oak Ave
                                              Marshfield, WI 54449

                                              NationBanc Montgomery Securities                                     10.96%
                                              600 Montgomery St., 4th Fl.
                                              San Francisco, CA 94111

                                              Indiana University Foundation                                         5.05%
                                              Attn:  Walter L. Koon, Jr.
                                              PO Box 500
                                              Bloomington, IN 47402

International Equity Fund --                  Charles Schwab & Co.                                                 47.95%
Advisor                                       Special Custody Account for Exclusive Benefit of
                                              Customers
                                              101 Montgomery St.
                                              San Francisco, CA 94014

                                              Transcorp                                                             5.27%
                                              FBO William E. Burns
                                              PO Box 6535
                                              Englewood, CO 80155

                                              Bob & Co.                                                            42.65%
                                              PO Box 1809
                                              Boston, MA 02105

Emerging Markets Fund --                      Wachovia Bank North Carolina                                         69.98%
Institutional                                 TRST Carolina Power & Light Co.
                                              PO Box 3073
                                              301 N. Main Street
                                              Winston Salem, NC 27101

                                              National Academy of Sciences                                          8.20%
                                              2101 Constitution Ave.
                                              Washington, DC 20418

                                                                                                                   PERCENT
                                                                                                                 OWNED AS OF
FUND                                                        NAME AND ADDRESS                                  OCTOBER 16, 1998
----                                                        ----------------                                  ----------------
                                                    Clariden Bank                                                   8.37%
                                                    Claidenstr 26
                                                    CH-8002
                                                    Zurich, Switzerland

                                                    Community Foundation Palm Beach                                 7.14%
                                                    Martin Counties Inc.
                                                    324 Datura St. #340
                                                    West Palm Beach, FL 33401-5420

Emerging Markets Equity Fund --                     SEMA & Co.                                                     98.34%
Advisor                                             12 E. 49th Street, 41st Fl.
                                                    New York, NY 10017

Core Equity Fund -- Institutional                   Werner & Pfleiderer Pension Plan                               10.05%
                                                    663 E. Crescent Ave.
                                                    Ramsey, NJ 07446

                                                    Washington Hebrew Congregation                                 10.95%
                                                    3935 Macomb St. NW
                                                    Washington, DC 20016

                                                    Patterson & Co.                                                38.14%
                                                    PO Box 7829
                                                    Philadelphia, PA 19101

                                                    SEMA & Co.                                                      5.79%
                                                    12 E. 49th Street, 41st Fl.
                                                    New York, NY 10017

                                                    FTC & Co                                                        6.66%
                                                    BEA Associates 401K
                                                    PO Box 173736
                                                    Denver, CO  80217

                                                    Fleet National Bank Trust                                       8.67%
                                                    Hospital ST Raphael
                                                    PO Box 92800
                                                    Rochester, NY  14692-8900

                                                    Credit Suisse Private Banking                                   8.24%
                                                    Dividend Reinvest Plan
                                                    c/o Credit Suisse Pvt. Bkg.
                                                    12 E. 49th St 40th Floor
                                                    New York, NY  10017-1028

US Core Fixed Income Fund --                        The Northern Trust Company TTEE                                18.79%
Institutional                                       Uniroyal Holdings Bond Fund
                                                    c/o Uniroyal Holding Inc.
                                                    70 Great Hill Road
                                                    Naugatuck, CT 06770-2224

                                                                                                                    PERCENT
                                                                                                                  OWNED AS OF
FUND                                                        NAME AND ADDRESS                                   OCTOBER 16, 1998
----                                                        ----------------                                   ----------------
                                                    Winifred Masterson Burke Foundation                             6.12%
                                                    785 Mamaroneck Ave.
                                                    White Plains, NY 10605-2593

                                                    New England UFCW & Employers' Pension Fund
                                                    Board of Trustees                                              11.89%
                                                    161 Forbes Road, Ste. 201
                                                    Braintree, MA 02184-2606

                                                    Fidelity Investments Institutional Operations Co.               5.42%
                                                    Inc. (FII0C) as
                                                    Agent for Credit Suisse First Boston
                                                    Employee's Savings PSP
                                                    100 Magellan Way #KWIC
                                                    Covington KY 41015-1987

Select Economic Value Equity                        Patterson & Co.                                                90.56%
Fund -- Institutional                               PO Box 7829
                                                    Philadelphia, PA  19101

                                                    BEA Associates                                                  5.44%
                                                    Pension Trust
                                                    153 East 53rd Street
                                                    New York, NY  10022

Strategic Global Fixed Income Fund --               Sunkist Master Trust                                           53.09%
Institutional                                       14130 Riverside Drive
                                                    Sherman Oaks, CA 91423-2392

                                                    Patterson & Co.                                                37.27%
                                                    PO Box 7829
                                                    Philadelphia, PA 19101-7829

                                                    State Street Bank & Trustee TTEE                                5.52%
                                                    Fenway Holdings LLC Master Trust
                                                    PO Box 470
                                                    Boston, MA 02102-0470

High Yield Fund -- Institutional                    Carl F. Besenbach                                              18.86%
                                                    TRST Michelin North America Inc.
                                                    Master Trust
                                                    PO Box 19001
                                                    Greenville, SC 29602-9001

                                                    Credit Suisse Private Banking                                   5.41%
                                                    Dividend Reinvestment Plan
                                                    Cash Election Plan
                                                    Cash/DRIP
                                                    c/o Credit Suisse Pvt. Bkg.
                                                    12 E. 49th Street, 40th Fl.
                                                    New York, NY 10017-1028

                                                                                                                    PERCENT
                                                                                                                  OWNED AS OF
FUND                                                        NAME AND ADDRESS                                   OCTOBER 16, 1998
----                                                        ----------------                                   ----------------
                                                    Southdown Inc. Pension PL                                        9.87%
                                                    MAC & Co. A/C SDIF8575302
                                                    Mutual Fund Operations
                                                    PO Box 3198
                                                    Pittsburgh, PA 15230-3198

                                                    Edward J. Demske TTEE                                            9.97%
                                                    Miami University Foundation
                                                    202 Roudebush Hall
                                                    Oxford, OH 45056

                                                    Fidelity Investments Institutional Operations Co.               16.93%
                                                    Inc. as Agents for Certain Employee Benefits Plan
                                                    100 Magellan Way, # KWIC
                                                    Covington, KY 41015-1987

                                                    MAC & Co. A/C CSBF8605082                                        5.32%
                                                    Mutual Fund Operations
                                                    PO Box 3198
                                                    Pittsburgh, PA 15230-3198

High Yield Fund -- Advisor                          Charles Schwab & Co.                                            82.87%
                                                    Special Custody Account for the Exclusive Benefit of
                                                    Customers
                                                    101 Montgomery St.
                                                    San Francisco, CA 94104-4122

                                                    Richard A. Wilson TTEE                                          14.41%
                                                    E. Francis Wilson TTEE
                                                    The Wilson Family Trust
                                                    U/A 11/1/95 7612 March Ave.
                                                    West Hills, CA 91304-5232

Municipal Bond Fund --                              Arnold Leon                                                     12.57%
Institutional                                       c/o Fiduciary Trust Company
                                                    PO Box 3199 Church Street Station
                                                    New York, NY 10008-3199

                                                    William A. Marquard                                             35.96%
                                                    2199 Maysville Rd.
                                                    Carlisle, KY 40311-9716

                                                    Leo Bogart                                                       5.20%
                                                    135 Central Park West 9N
                                                    New York, NY 10023-2465

                                                    Howard Isermann                                                  8.85%
                                                    9 Tulane Dr.
                                                    Livingston, NJ 07039-6212

                                                                                                                    PERCENT
                                                                                                                  OWNED AS OF
FUND                                                        NAME AND ADDRESS                                   OCTOBER 16, 1998
----                                                        ----------------                                   ----------------
Global Telecommunications Fund                      E.M. Warburg Pincus & Co. Inc.                                 15.65%
-- Advisor                                          Attn:  Sandra Correale
                                                    466 Lexington Ave.
                                                    New York, NY 10017

                                                    FTC & Co                                                       21.59%
                                                    BEA Associates 401K
                                                    PO Box 173736
                                                    Denver CO  80217

                                                    Charles Schwab & Co.                                           20.04%
                                                    Exclusive Benefit of Customers
                                                    101 Montgomery Street
                                                    San Francisco CA  94104-4122

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

              PricewaterhouseCoopers LLP ("PWC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund.

              The law firm of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to each Fund and provides legal services from time to time for CSAM, Counsellors Service, and CSAMSI.

                              FINANCIAL STATEMENTS

              Common Shares of each of the Funds had not been issued as of August 31, 1998 and, accordingly, no financial information is provided with respect to such shares. Financial information with respect to Advisor Shares of certain corresponding BEA Funds (which are the predecessors of the Funds) has been derived from financial statements audited by PWC. The audited financial statements and notes thereto in the BEA Funds' Annual Report to Shareholders for the fiscal year ended August 31, 1998 (the "1998 Annual Report") are incorporated by reference into this Statement of Additional Information. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report have been audited by PWC. The reports of PWC are incorporated herein by reference given upon their authority as experts in accounting and auditing. Copies of the 1998 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

              A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

              "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

              "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

              "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

              "B" - Issues are regarded as having only a speculative capacity for timely payment.

              "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

              "D" - Issues are in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

              Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

              "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

              "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

              "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effects of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

              "Not Prime" - Issuers do not fall within any of the Prime rating categories.

              The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

              "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

              "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

              "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

              "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

              "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

              "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

              "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

              Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

              "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

              "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

              "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

              "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

              "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

              "D" - Securities are in actual or imminent payment default.

              "LOC" - The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

              Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

              "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

              "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

              "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

              "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

              IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

              "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

              "A2" - Obligations are supported by a satisfactory capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

              "A3" - Obligations are supported by an adequate capacity for timely repayment such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

              "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

              "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

              The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

              "AAA" - This designation represents the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

              "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

              "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

              "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

              "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

              "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

              "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

              "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

              "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

              "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

              "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

              PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

              "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

              The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

              "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

              "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

              "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

              "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

              Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

              (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

              Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

              The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

              "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

              "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

              "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

              "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

              "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

              To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

              The following summarizes the ratings used by Fitch for corporate and municipal bonds:

              "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

              "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

              "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

              "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

              "BB" - Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

              "B" - Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

              "CCC" - Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

              "CC" - Bonds are minimally protected. Default in payments of interest and/or principal seems probable over time.

              "C" - Bonds are in imminent default in payment of interest or principal.

              "DDD," "DD" and "D" - Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

              To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

              IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

              "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

              "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

              "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

              "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

              "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

              IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.

              Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

              "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

              "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

              "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

              "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

              "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

              "D" - This designation indicates that the long-term debt is in default.

              PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

              A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

              "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

              "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

              "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

              Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

              "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

              "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

              "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

              "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

              "SG" - This designation denotes speculative quality and lack of margins of protection.

              Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

              As stated in the Prospectus, the Funds may enter into certain futures transactions. Such transactions are described in this Appendix.

I.  Interest Rate Futures Contracts

              Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

              A Fund could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

              Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

              Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

              Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

              A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

              With regard to each Fund, the Adviser also anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.  Index Futures Contracts

              General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Fund, to the extent consistent with its investment objective, the Adviser anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

              A Fund might sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund might do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund might purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

              In addition, a Fund might utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III. Futures Contracts on Foreign Currencies

              A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars (or another currency). Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between different currencies arising from multinational transactions.

IV.  Margin Payments

              Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian an amount of liquid assets known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts

              There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of any instruments which are the subject of a hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

              When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

              In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

              Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have


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been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

              Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

              Successful use of futures by a Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

              The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may


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result in losses in excess of the amount invested in the contract.

VI.  Options on Futures Contracts

              A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

              Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying securities or currencies, an option may or may not be less risky than ownership of the futures contract or such securities or currencies. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.



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

VII.  Other Matters

              Accounting for futures contracts will be in accordance with generally accepted accounting principles.

              The Funds intend to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."







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